                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 21, 1998
                  ------------------------------------------
                       (DATE OF EARLIEST EVENT REPORTED)



                       INTEGRATED CIRCUIT SYSTEMS, INC.
               -------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        PENNSYLVANIA                    0-19299              23-2000174
------------------------------       ------------         ------------------
 (STATE OR OTHER JURISDICTION        (COMMISSION            (IRS EMPLOYER
       OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)


          2435 BOULEVARD OF THE GENERALS
              NORRISTOWN, PENNSYLVANIA                     19403
       --------------------------------------         ---------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                (610) 630-5300
         -------------------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



--------------------------------------------------------------------------------
                        (FORMER NAME OR FORMER ADDRESS,
                         IF CHANGED SINCE LAST REPORT)
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ITEM 5.        OTHER EVENTS

     On April 21, 1998, Integrated Circuit Systems, Inc. issued a press release announcing its third fiscal quarter earnings. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.


      (c)      Exhibits:
               --------


               Exhibit No.               Exhibit
               -----------               -------

                    99      Press Release dated April 21, 1998.


                                      -2-
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTEGRATED CIRCUIT SYSTEMS, INC.


                                    By: /s/ Hock E. Tan
                                       -----------------------------------
                                       Hock E. Tan
                                       Chief Financial Officer
                                       and Chief Operating Officer

Dated: April 23, 1998
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                                 EXHIBIT INDEX
                                 -------------

  Exhibit No.             Exhibit
  -----------             -------

     99        Press Release dated April 21, 1998.